Exhibit 10.1

THIRD AMENDMENT TO

TERM LOAN CREDIT AGREEMENT

This THIRD AMENDMENT TO TERM LOAN CREDIT AGREEMENT (this “Third Amendment”) dated as of December 31, 2017, among LEGACY RESERVES LP, a limited partnership duly formed under the laws of the State of Delaware (the “Borrower”), each of the undersigned guarantors (the “Guarantors”, and together with the Borrower, the “Obligors”), CORTLAND CAPITAL MARKET SERVICES LLC, as administrative agent for the Lenders (in such capacity, together with its successors, the “Administrative Agent”), the Lenders under the Credit Agreement (the “Existing Lenders”) and each other lender joining the Credit Agreement as a “Lender” pursuant to this Third Amendment as of the date hereof (such Persons, the “Incremental Lenders,” and together with the Existing Lenders, the “Lenders”).

Recitals

A.    The Borrower, the Administrative Agent and the Existing Lenders are parties to that certain Term Loan Credit Agreement dated as of October 24, 2016, as amended by the First Amendment and Waiver to the Credit Agreement, dated July 31, 2017, and as further amended by the Second Amendment to the Credit Agreement, dated October 30, 2017 (as so amended prior to the date hereof, the “Existing Credit Agreement,” and the Existing Credit Agreement as amended by this Third Amendment, the “Credit Agreement”), pursuant to which the Existing Lenders have made loans and provided commitments to the Borrower.

B.    Pursuant to Section 12.02 of the Credit Agreement, the Borrower has requested that (a) the Lenders provide the Borrower with additional Commitments as specified on Annex 1 hereto, (b) the Lenders fund additional Loans as specified on Annex 1 hereto and (c) the Lenders agree to amend certain provisions of the Credit Agreement as more fully set forth herein.

C.    Certain of the Lenders have agreed to provide the Borrower with additional Commitments and fund additional Loans, in each case as specified on Annex 1 hereto, and the Borrower, the Guarantors, the Administrative Agent and the Lenders have agreed to amend certain provisions of the Credit Agreement as more fully set forth herein.

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.    Defined Terms. Each capitalized term which is defined in the Credit Agreement, but which is not defined in this Third Amendment, shall have the meaning ascribed to such term in the Credit Agreement. Unless otherwise indicated, all article, section and exhibit references in this Third Amendment refer to articles, sections and exhibits of the Credit Agreement.

Section 2.    Amendments to Credit Agreement.

2.1    Amendment to Recitals. The reference in the second introductory paragraph in the Existing Credit Agreement to “$300,000,000” is hereby amended to be “$400,000,000”.

2.2    Amendments to Section 1.02.

(a)    The definition of “Commitment Termination Date” in the Existing Credit Agreement is hereby amended by replacing the words “second anniversary” with “third anniversary”.

(b)    The following definition is hereby added to Section 1.02 of the Existing Credit Agreement in alphabetical order:

““Third Amendment” means that certain Third Amendment to the Term Loan Credit Agreement, dated as of December 31, 2017, by and among the Borrower, the Guarantors, the Administrative Agent and the Lenders.”

2.3    Amendment to Sections 2.03 and 2.05(b). Sections 2.03 and 2.05(b) of the Existing Credit Agreement are each hereby amended by adding the following sentence at the end thereof:

“Notwithstanding the foregoing, the funding of the Third Amendment Loans (as defined in the Third Amendment) shall occur on the Third Amendment Funding Date (as defined in the Third Amendment).”

2.4    Amendment to Section 7.21. Section 7.21 of the Existing Credit Agreement is hereby amended by adding the following as a new clause (c):

“(c)    Notwithstanding the provisions of clause (a) above, the proceeds of the Loans issued on the Third Amendment Funding Date (as defined in the Third Amendment) shall be used by the Borrower for the repurchase of Senior Notes by the Borrower and to pay transaction fees, costs and expenses contemplated by the Third Amendment.”

2.5    [Reserved].

2.6    Amendment to Section 9.01(a). Section 9.01(a) of the Existing Credit Agreement is hereby amended by replacing the words “equal to or less than 1.00 to 1.00” with “equal to or less than (x) up to and including December 31, 2018, 0.85 to 1.00 and (y) thereafter, 1.00 to 1.00”.

2.7    Amendment to Section 9.02(a). Section 9.02(a) of the Existing Credit Agreement is hereby amended and restated as follows:

“(a)    the Term Loan Notes or other Indebtedness arising under the Term Loan Documents (including, for the avoidance of doubt, (x) any Indebtedness arising from the exercise of the PIK Option and (y) any Third Amendment Loans (as defined in the Third Amendment) or Loans resulting from borrowings in respect of any Third Amendment Commitment (as defined in the Third Amendment)) or any guaranty of or suretyship arrangement for the Term Loan Notes or other Indebtedness arising under the Term Loan Documents;”

2.8    Amendment to Section 10.02(a). Section 10.02(a) of the Existing Credit Agreement is hereby amended by adding “(including any Make-Whole Premium and/or Applicable Premium payable pursuant to Section 3.04(d))” after the words “and other obligations of the Borrower and the Guarantors accrued hereunder and under the Term Loan Notes and the other Term Loan Documents” appearing therein.

2.9    Amendment to Annex 1. Annex 1 to the Existing Credit Agreement is hereby deleted and replaced in its entirety with Annex 1 to this Third Amendment.

Section 3.    Additional Commitments.

3.1    Additional Loans and Commitments. (a) Subject to the satisfaction of all of the conditions set forth in Section 6 hereof, each Lender severally agrees to make a Loan to the Borrower on the Third Amendment Funding Date (as defined below) in an amount equal to the commitment amount set forth next to such Lender’s name on Annex 1 hereto under the caption “Third Amendment Loans” (the “Third Amendment Loans”) and (b) subject to the satisfaction of the conditions set forth in Section 6.02 of the Credit Agreement (including, without limitation, the condition specified in Section 6.02(i) of the Credit Agreement) and the other provisions of the Term Loan Documents, each Lender severally agrees, and each Existing Lender reaffirms its commitment, to make Additional Term Loans to the Borrower pursuant to the Credit Agreement from time to time on any Business Day after the Third Amendment Funding Date and on or prior to the Commitment Termination Date in an amount equal to the commitment amount set forth next to such Lender’s name on Annex 1 hereto under the caption “Remaining Commitment after giving effect to the making of the Existing Term Loans and Third Amendment Term Loans” (the “Third Amendment Commitment”). Immediately upon the borrowing of the Third Amendment Loans on the Third Amendment Funding Date, (i) the Third Amendment Loans shall be added to, and made a part of, the Loans under the Credit Agreement (as amended hereby), (ii) the Third Amendment Loans shall constitute “Loans” under and as defined in the Credit Agreement (as amended hereby) and (iii) the Third Amendment Commitment of each Lender shall constitute such Lender’s “Commitments” under and as defined in the Credit Agreement (as amended hereby).

3.2    Subject to the satisfaction of all the conditions set forth in Section 6 hereof and the provisions of Section 6.02(i) of the Credit Agreement, (a) each Lender party hereto consents to (i) the incurrence by Borrower of the Third Amendment Loans, and (ii) the increase in the aggregate Commitments to the amount equal to the aggregate Third Amendment Commitments of the Lenders and (b) each of the Borrower, the Lenders and the Administrative Agent consent to the allocation of remaining Commitments among the Lenders as specified in Annex 1 hereto.

Section 4.    Additional Mortgages.

4.1    With respect to each existing Mortgage entered into pursuant to the Credit Agreement, within 45 days after the Third Amendment Funding Date (or such later date as may be acceptable to the Majority Lenders in their sole discretion), the Borrower shall deliver (or cause to be delivered) to the Administrative Agent an amendment to each such Mortgage (each, a “Mortgage Amendment”) which shall increase the secured amount therein to take into account this Third Amendment (and the increase of Commitments and incurrence of Loans contemplated hereby), the additional extensions of credit contemplated hereby and shall otherwise be in form and substance reasonably acceptable to the Majority Lenders.

4.2    Notwithstanding anything in Section 8.14(a) to the contrary, the Borrower or its Subsidiaries shall, within 45 days after the Third Amendment Funding Date (or such later date as the Majority Lenders may agree) deliver additional Mortgages on the properties specified in Annex 2 hereto.

Section 5.    Conditions Precedent. This Third Amendment shall not become effective until the date on which each of the following conditions is satisfied (or waived in writing in accordance with Section 12.02 of the Credit Agreement) (and in no event prior to January 5, 2018) (the “Third Amendment Funding Date”):

5.1    The Administrative Agent shall have received from each Existing Lender party to the Credit Agreement, each Incremental Lender, the Borrower and the Guarantors, counterparts (in such number as may be requested by the Administrative Agent) of this Third Amendment signed on behalf of such Person.

5.2    The Administrative Agent and the Lenders shall have received all fees and other amounts due and payable on or prior to the Third Amendment Funding Date (including (a) fees and expenses invoiced by Latham & Watkins LLP and Arnold & Porter Kaye Scholer LLP prior to the Third Amendment Funding Date, (b) fees payable pursuant to the fee letter referenced in Section 5.6 below and (c) upfront fees payable pursuant to Section 3.05(b) of the Credit Agreement in respect of the Third Amendment Loans funded on the Third Amendment Funding Date).

5.3    The Administrative Agent and the Lenders shall have received a certificate signed by the chief financial officer or another Financial Officer of the Borrower confirming that, with respect to any the Borrower and its Subsidiaries (on a consolidated basis), that after giving effect to the transactions contemplated by this Amendment to occur on the Third Amendment Funding Date, (a) the aggregate assets (after giving effect to amounts that could reasonably be received by reason of indemnity, offset, insurance or any similar arrangement), at a fair valuation, of the Borrower and the Guarantors, taken as a whole, will exceed the aggregate Debt of the Borrower and the Guarantors on a consolidated basis, as the Debt becomes absolute and matures, (b) each of the Borrower and the Guarantors will not have incurred or intended to incur, and will not believe that it will incur, Debt beyond its ability to pay such Debt (after taking into account the timing and amounts of cash to be received by each of the Borrower and the Guarantors and the amounts to be payable on or in respect of its liabilities, and giving effect to amounts that could reasonably be received by reason of indemnity, offset, insurance or any similar arrangement) as such Debt becomes absolute and matures and (c) each of the Borrower and the Guarantors will not have (and will have no reason to believe that it will have thereafter) unreasonably small capital for the conduct of its business.

5.4    The Administrative Agent and the Lenders shall have received, in respect of each Obligor, a certificate dated as of the Third Amendment Funding Date of the secretary or an assistant secretary or director (or such other officer reasonably acceptable to the Majority Lenders) of such Obligor, in form and substance reasonably satisfactory to the Majority Lenders:

(a)    attaching resolutions of the board of directors or other managing body with respect to the authorization of the Borrower or such Guarantor to execute and deliver this Third Amendment and to enter into the transactions contemplated hereby;

(b)    either (i) setting forth the individuals (A) who are authorized to sign the Third Amendment, (B) who will, until replaced by another individual duly authorized for that purpose, act as its representative for the purposes of signing documents and giving notices and other communications in connection with this Agreement and the other Term Loan Documents to which it is a party and (C) setting forth the specimen signatures of such authorized individuals or (ii) certifying that the foregoing information specified in the secretary’s certificate delivered on the Closing Date to the Administrative Agent remains true and correct as of the Third Amendment Funding Date;

(d)    either (i) attaching the articles or certificate of incorporation or formation and bylaws, operating agreement or partnership agreement, as applicable, of the Borrower and each Guarantor, in each case, certified as being true and complete or (ii) certifying the organizational documents of the Borrower and each Guarantor, delivered on the Closing Date to the Administrative Agent have not been amended and are in full force and effect; and

(d)    attaching a good standing certificate from the applicable Governmental Authority of the applicable Obligor’s jurisdiction of incorporation dated the Third Amendment Funding Date or a recent date prior thereto.

5.5    The Administrative Agent and the Lenders shall have received a certificate (a) certifying that the conditions specified in Sections 5.7, 5.8 and 5.10 of this Third Amendment are satisfied and (b) stating the principal amount of Indebtedness of the Borrower under the RBL Credit Agreement after giving effect to the transactions contemplated to occur on the Third Amendment Funding Date, in each case, duly and properly executed by a Responsible Officer and dated as of the Third Amendment Funding Date.

5.6    The Lenders shall have received a fully executed copy of that certain fee letter dated as of the date hereof, by and among the Borrower and the Lenders.

5.7    (a) No Default or Event of Default and (b) no Default (as defined in the RBL Credit Agreement) or Event of Default (as defined in the RBL Credit Agreement) shall, in either case, have occurred and be continuing, or shall occur, as of the Third Amendment Funding Date.

5.8    The representations and warranties of the Borrower and the Guarantors, if any, set forth in this Third Amendment and in the other Term Loan Documents shall be true and correct as of the Third Amendment Funding Date except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, on and as of the date of such Borrowing such representations and warranties shall continue to be true and correct as of such specified earlier date.

5.9    The Administrative Agent and the Lenders shall have received a legal opinion from Kirkland & Ellis LLP relating to the transactions contemplated by the Third Amendment, in form and substance satisfactory to the Majority Lenders.

5.10    (a) The “Settlement Date” as defined in the Note Purchase Agreement, dated as of the date hereof, among the Borrower, as buyer, and Fir Tree Value Master Fund, L.P., a Cayman Islands exempted limited partnership, Fir Tree Capital Opportunity Master Fund, L.P., a Cayman Islands exempted limited partnership, Fir Tree Capital Opportunity Master Fund III, L.P., a Cayman Islands exempted limited partnership, FT SOF IV Holdings, LLC, a Delaware limited liability company, FT SOF V Holdings, LLC, a Delaware limited liability company, and FT SOF VII Holdings, LLC, a Delaware limited liability company, as sellers, shall have occurred or shall occur concurrently with the Third Amendment Funding Date and (b) Borrower shall have used, or shall use concurrently with the transactions contemplated by the Third Amendment, the proceeds of the Third Amendment Loans to purchase $187,077,000 face value of its 6.625% Senior Notes due 2021, for a purchase price equal to $130,953,900 plus accrued but unpaid interest as of the Settlement Date, which Senior Notes shall be deposited into a securities account of the Borrower in accordance with the terms of the Term Loan Documents.

5.11    The “Settlement Date” as defined in that Note Purchase Agreement, dated as of the date hereof, among various funds and entities managed, advised and/or sub-advised by GSO, as buyers, and Fir Tree Value Master Fund, L.P., a Cayman Islands exempted limited partnership, Fir Tree Capital Opportunity Master Fund, L.P., a Cayman Islands exempted limited partnership, Fir Tree Capital Opportunity Master Fund III, L.P., a Cayman Islands exempted limited partnership, FT SOF IV Holdings, LLC, a Delaware limited liability company, FT SOF V Holdings, LLC, a Delaware limited liability company, and FT SOF VII Holdings, LLC, a Delaware limited liability company, as sellers, shall have occurred or shall occur concurrently with the Third Amendment Funding Date.

5.12    The Lenders, the Borrower and Legacy Reserves GP, LLC shall have entered into a voting agreement in respect of the Senior Notes of the Borrower, in form and substance reasonably satisfactory to the Majority Lenders.

5.13    The Administrative Agent and the Lenders shall have received a Borrowing Request from the Borrower.

5.14    The Administrative Agent shall have received an Administrative Questionnaire and any tax forms to the extent required by Section 5.03 of the Credit Agreement from each Incremental Lender.

Section 6.    Miscellaneous.

6.1    Confirmation. The provisions of the Credit Agreement, as amended by this Third Amendment, shall remain in full force and effect following the effectiveness of this Third Amendment.

6.2    Ratification and Affirmation; Representations and Warranties. Each Obligor hereby (a) acknowledges the terms of this Third Amendment; (b) ratifies and affirms its obligations under, and acknowledges its continued liability under, each Term Loan Document to which it is a party and agrees that each Term Loan Document to which it is a party remains in full force and effect as expressly amended hereby; (c) represents and warrants to the Lenders that as of the date hereof, after giving effect to the terms of this Third Amendment: (i) all of the representations and warranties contained in each Term Loan Document to which it is a party are true and correct, except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct as of such specified earlier date, (ii) no Default or Event of Default has occurred and is continuing, (iii) no event or events have occurred which individually or in the aggregate could reasonably be expected to have a Material Adverse Effect and (iv) as of the date hereof, the principal amount of Indebtedness of the Borrower under the RBL Credit Agreement is $499,000,000; (d) agrees that from and after the Third Amendment Funding Date each reference to the Credit Agreement in the other Term Loan Documents shall be deemed to be a reference to the Credit Agreement, as amended by this Third Amendment and (e) each of the representations and warranties set forth in Article VII of the Credit Agreement are true and correct in all material respects (except where already qualified by materiality or material adverse effect in which case in all respects) except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects as of such earlier date).

6.3    Counterparts. This Third Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Third Amendment by telecopy, facsimile, email or other electronic means shall be effective as delivery of a manually executed counterpart hereof.

6.4    No Oral Agreement. This Third Amendment, the Credit Agreement and the other Term Loan Documents executed in connection herewith and therewith represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous, or unwritten oral agreements of the parties. There are no subsequent oral agreements between the parties.

6.5    GOVERNING LAW. The provisions of Section 12.09 of the Credit Agreement are incorporated herein mutatis mutandis.

6.6    Payment of Expenses. In accordance with Section 12.03 of the Credit Agreement, the Borrower agrees to pay or reimburse the Administrative Agent and the Lenders for all of their reasonable out-of-pocket costs and reasonable expenses incurred in connection with this Third Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent and the Lenders.

6.7    Severability. Any provision of this Third Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

6.8    Successors and Assigns. This Third Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

6.9    Term Loan Document. This Third Amendment is a “Term Loan Document” as defined and described in the Credit Agreement, and all of the terms and provisions of the Credit Agreement relating to Term Loan Documents shall apply hereto.

6.10    RELEASE. FOR GOOD AND VALUABLE CONSIDERATION, THE RECEIPT AND SUFFICIENCY OF WHICH ARE HEREBY ACKNOWLEDGED, THE BORROWER AND EACH OTHER OBLIGOR HEREBY, FOR ITSELF AND ITS SUCCESSORS AND ASSIGNS, FULLY AND WITHOUT RESERVE, RELEASES AND FOREVER DISCHARGES EACH LENDER, EACH AGENT AND EACH OF THEIR RESPECTIVE SUCCESSORS AND ASSIGNS, OFFICERS, DIRECTORS, EMPLOYEES, REPRESENTATIVES, TRUSTEES, ATTORNEYS, AGENTS, ADVISORS (INCLUDING ATTORNEYS, ACCOUNTANTS AND EXPERTS) AND AFFILIATES (COLLECTIVELY THE “RELEASED PARTIES” AND INDIVIDUALLY A “RELEASED PARTY”) FROM ANY AND ALL ACTIONS, CLAIMS, DEMANDS, CAUSES OF ACTION, JUDGMENTS, EXECUTIONS, SUITS, DEBTS, LIABILITIES, COSTS, DAMAGES, EXPENSES OR OTHER OBLIGATIONS OF ANY KIND AND NATURE WHATSOEVER, KNOWN OR UNKNOWN, DIRECT AND/OR INDIRECT, AT LAW OR IN EQUITY, WHETHER NOW EXISTING OR HEREAFTER ASSERTED (INCLUDING, WITHOUT LIMITATION, ANY OFFSETS, REDUCTIONS, REBATEMENT, CLAIMS OF USURY OR CLAIMS WITH RESPECT TO THE NEGLIGENCE OF ANY RELEASED PARTY), FOR OR BECAUSE OF ANY MATTERS OR THINGS OCCURRING, EXISTING OR ACTIONS DONE, OMITTED TO BE DONE, OR SUFFERED TO BE DONE BY ANY OF THE RELEASED PARTIES, IN EACH CASE, ON OR PRIOR TO THE DATE OF THE THIRD AMENDMENT AND ARE IN ANY WAY DIRECTLY OR INDIRECTLY ARISING OUT OF OR IN ANY WAY CONNECTED TO ANY OF THIS THIRD AMENDMENT, THE CREDIT AGREEMENT, ANY OTHER TERM LOAN DOCUMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (COLLECTIVELY, THE “RELEASED MATTERS”). THE BORROWER AND EACH OTHER OBLIGOR, BY EXECUTION HEREOF, HEREBY ACKNOWLEDGES AND AGREES THAT THE AGREEMENTS IN THIS SECTION 5.10 ARE INTENDED TO COVER AND BE IN FULL SATISFACTION FOR ALL OR ANY ALLEGED INJURIES OR DAMAGES ARISING IN CONNECTION WITH THE RELEASED MATTERS.

6.11    Administrative Agent Direction. Each undersigned Lender (collectively constituting all Lenders party to the Credit Agreement) hereby directs the Administrative Agent to execute and deliver this Third Amendment.

6.12    Incremental Lenders.

(a)    The Borrower, the Guarantors, the Existing Lenders, the Administrative Agent, GSO Aiguille Des Grand Montets Fund II LP and GSO CSF III HoldCo LP hereby acknowledge, agree and confirm that each of GSO Aiguille Des Grand Montets Fund II LP and GSO CSF III HoldCo LP shall from and after the date hereof be a party to the Credit Agreement and a “Lender” for all purposes of the Credit Agreement and the other Term Loan Documents, and shall have all of the rights and obligations of a Lender under the Credit Agreement and the other Term Loan Documents as if GSO Aiguille Des Grand Montets Fund II LP and GSO CSF III HoldCo LP had executed the Credit Agreement.

(b)    Each of GSO Aiguille Des Grand Montets Fund II LP and GSO CSF III HoldCo LP agrees that it will, independently and without reliance on the Administrative Agent or any Lender, perform in accordance with their terms all of the obligations which by the terms of the Term Loan Documents are required to be performed by it as a Lender.

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IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed as of the date first written above.

BORROWER:	LEGACY RESERVES LP

	By:	Legacy Reserves GP, LLC,
its general partner

	By:	/s/ James Daniel Westcott
James Daniel Westcott
Executive Vice President and Chief Financial Officer

GUARANTORS:	LEGACY RESERVES OPERATING LP

	By:	Legacy Reserves Operating GP LLC, its general partner
	By:	Legacy Reserves LP, its sole member
	By:	Legacy Reserves GP, LLC, its general partner

	By:	/s/ James Daniel Westcott
James Daniel Westcott
Executive Vice President and Chief Financial Officer

LEGACY RESERVES OPERATING GP LLC

	By:	Legacy Reserves LP, its sole member
	By:	Legacy Reserves GP, LLC, its general partner

	By:	/s/ James Daniel Westcott
James Daniel Westcott
Executive Vice President and Chief Financial Officer

SIGNATURE PAGE

THIRD AMENDMENT TO TERM LOAN CREDIT AGREEMENT

LEGACY RESERVES SERVICES, INC.

By:	/s/ James Daniel Westcott
James Daniel Westcott
Executive Vice President and Chief Financial Officer

DEW GATHERING LLC

By:	/s/ James Daniel Westcott
Name:	James Daniel Westcott
Title:	Executive Vice President and Chief Financial Officer

PINNACLE GAS TREATING LLC

By:	/s/ James Daniel Westcott
Name:	James Daniel Westcott
Title:	Executive Vice President and Chief Financial Officer

LEGACY RESERVES ENERGY SERVICES LLC

By:	/s/ James Daniel Westcott
Name:	James Daniel Westcott
Title:	Executive Vice President and Chief Financial Officer

SIGNATURE PAGE

THIRD AMENDMENT TO TERM LOAN CREDIT AGREEMENT

CORTLAND CAPITAL MARKET SERVICES LLC, as Administrative Agent

By:	/s/ Polina Arsentyeva
Name: Polina Arsentyeva
Title: Associate Counsel

SIGNATURE PAGE

THIRD AMENDMENT TO TERM LOAN CREDIT AGREEMENT

GSO ENERGY SELECT OPPORTUNITIES FUND LP By: GSO Energy Select Opportunities Associates LLC, its general partner

By:	/s/ Sean Cort
Name: Sean Cort
Title: Authorized Signatory

GSO ENERGY PARTNERS-A LP By: GSO Energy Partners-A Associates LLC, its general partner

By:	/s/ Sean Cort
Name: Sean Cort
Title: Authorized Signatory

GSO ENERGY PARTNERS-B LP By: GSO Energy Partners-B Associates LLC, its general partner

By:	/s/ Sean Cort
Name: Sean Cort
Title: Authorized Signatory

GSO ENERGY PARTNERS-C LP By: GSO Energy Partners-C Associates LLC, its general partner

By:	/s/ Sean Cort
Name: Sean Cort
Title: Authorized Signatory

GSO ENERGY PARTNERS-C II LP By: GSO Energy Partners-C Associates II LLC, its general partner

By:	/s/ Sean Cort
Name: Sean Cort
Title: Authorized Signatory

SIGNATURE PAGE

THIRD AMENDMENT TO TERM LOAN CREDIT AGREEMENT

GSO ENERGY PARTNERS-D LP By: GSO Energy Partners-D Associates LLC, its general partner

By:	/s/ Sean Cort
Name: Sean Cort
Title: Authorized Signatory

GSO PALMETTO OPPORTUNISTIC INVESTMENT PARTNERS LP By: GSO Palmetto Opportunistic Associates LLC, its general partner

By:	/s/ Sean Cort
Name: Sean Cort
Title: Authorized Signatory

GSO CSF III HOLDCO LP By: GSO Capital Solutions Associates III LP, its general partner By: GSO Capital Solutions Associates III (Delaware) LLC, its general partner

By:	/s/ Sean Cort
Name: Sean Cort
Title: Authorized Signatory

SIGNATURE PAGE

THIRD AMENDMENT TO TERM LOAN CREDIT AGREEMENT

GSO AIGUILLE DES GRAND MONTETS FUND II LP By: GSO Aiguille des Grand Montets Associates LLC, its general partner

By:	/s/ Marisa Beeney
Name: Marisa Beeney
Title: Authorized Signatory

SIGNATURE PAGE

THIRD AMENDMENT TO TERM LOAN CREDIT AGREEMENT